Item 1. Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

HEALTH SCIENCES PORTFOLIO

Annual Report

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

Dear Investor

Stocks rose moderately in 2004, extending the previous year's brisk gains. After beginning the year on a strong note, equities struggled to make headway as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak, and gains accelerated following President Bush's reelection. By year-end, several major indices such as the S&P 500 and the Dow Jones Industrials were at or near their highest levels of the year.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Health Sciences Portfolio                             4.23%               15.66%

Health Sciences Portfolio-II                          4.05                15.39

S&P 500 Stock Index                                   7.19                10.88

Lipper Health/Biotechnology                           4.62                11.74
 Funds Index


Your portfolio produced solid returns of 4.23% and 15.66% in the 6- and 12-month periods ended December 31, 2004, respectively. As shown in the Performance Comparison table, the portfolio outperformed its Lipper benchmark and the S&P 500 Stock Index for the year, despite posting lower returns than the benchmark and index in the last six months.


MARKET ENVIRONMENT

For the year, companies in the services, life sciences, and products and medical devices industries delivered the best returns. Results for biotechnology stocks slightly lagged the benchmark, and pharmaceutical stocks, which account for the largest portion by market capitalization of the health care sector, were down slightly. The pharmaceutical industry was pressured on several fronts, as election-year issues, possible increased regulatory burdens, patent expirations, and the threat of generic competition weighed on pharmaceutical stocks.

For much of the year, investor anxiety about the outcome of November's presidential election created a headwind for pharmaceutical shares. The consensus view was that a potential Kerry presidency would implement policies that favored a more active government role in the pricing of pharmaceutical products, further intensifying cost pressures confronting the industry.

Although President Bush's reelection helped ease fears regarding increased government regulation of the pharmaceutical industry, concerns about drug safety flared up among pharmaceutical investors. One of the year's biggest news items came at September's end, when Merck voluntarily removed the COX-2 inhibitor Vioxx, its multibillion dollar arthritis and pain drug, from the market. A study showed that long-term Vioxx use increased the risk of heart attack. Later, potential safety issues with Pfizer's COX-2 inhibitors--Bextra and Celebrex--as well as Bayer's Aleve surfaced. Hearings related to Merck's handling of the Vioxx situation raised possible safety concerns about several other prescription medications.

In the wake of the Vioxx removal, the FDA will likely become increasingly wary of any potential drug-related safety risk that arises during the drug approval process. However, there always is a benefit and a risk associated with all drugs. The key question is whether a drug's benefit is great enough to offset the risks. It is possible that public scrutiny surrounding the Vioxx withdrawal will cause the FDA to become more risk averse, resulting in longer time lines for drug development and fewer new drug approvals. It is important to understand, however, that the removal of medicines from the market is a relatively infrequent occurrence. Unfortunately, the drug approval process does not eliminate, nor even bring to light, all risks associated with the use of pharmaceutical products. While preapproval testing is extensive and designed to demonstrate the efficacy and safety of a drug, significant, but rare, side effects may not be observed until there is much more experience with the drug than clinical testing can provide. Once a medication is on the market, many more people will use it, and more information about side effects becomes known.

Additionally, investors are closely watching three specific pharmaceutical industry patent challenges--Zyprexa (Eli Lilly), Plavix (Bristol-Myers Squibb), and Lipitor (Pfizer)--that should be resolved over the next 18 months. We believe that the stock market will react negatively to a pharmaceutical company loss on any one of these patents.

Our relative pharmaceutical underweight is not the result of all the negative publicity surrounding the industry over the last few months; it has been in place for a considerable period. However, because the industry's troubles are well known and seem to be reflected in valuations that are lower than historical figures, we expect the group's underperformance could be less dramatic in 2005 than in 2004. As a result, there may be opportunities to increase our exposure to the group over the next 12 to 18 months. We are closely monitoring pharmaceutical industry developments and will act accordingly.

Portfolio Review

Biotechnology and Pharmaceuticals
We believe that the therapeutic business model (the discovery, development, manufacture, and commercialization of medicines or therapeutic devices) is the primary driver of long-term value in the health care sector. In our opinion, therapeutic-based companies hold the greatest long-term potential. In addition, the presence of this therapeutic-based business model in a smaller company can lead to significantly greater leverage from new product introductions. In fact, one important new medicine can transform these companies and the value of their stock.

In many instances, Wall Street refers to these smaller, therapeutic-based companies as biotechs; however, because the major distinction between biotechs and large-cap pharmaceuticals is often size, we believe the label lacks a meaningful distinction. As a result, we refer to smaller biotechs as emerging pharmaceuticals. We own a number of these companies to make a leveraged bet on the pharmaceutical business model.

Our fourth-largest holding, Amgen, is an example of a company that has progressed from an emerging pharmaceutical to the equivalent of a large-cap pharmaceutical. One of our best contributors for the past six months, Amgen fell in the first half due to concerns about changes in the Medicare reimbursement policies for its anemia-fighting drugs Epogen and Aranesp. However, the stock rallied as investors became more comfortable with the company's ability to manage through these issues. Amgen launched several new drugs in 2004 and initiated clinical studies for a potential new medicine that could become a breakthrough treatment for osteoporosis. (Please refer to the portfolio of investments for a complete list of the portfolio's holdings and the amount each represents of the portfolio.)

Several biotech firms are good examples of the type of therapeutic company we favor and help explain why approximately 46% of our assets are invested in this category. We hold significant stakes in established firms such as Biogen Idec (drugs for oncology, neurology, dermatology, and rheumatology) and Gilead (drugs for infectious diseases), both of which are early in what we believe will be a strong cycle of earnings growth. Biogen, one of the year's top contributors, is currently launching Tysabri, a potential best-in-class multiple sclerosis drug developed in collaboration with Elan. Gilead's growth has been driven by its successful stable of anti-HIV drugs, which includes Viread, Emtriva, and recently launched Truvada, a single pill combining Viread and Emtriva.

Emerging biotech holdings Elan, which discovered Tysabri, Sepracor (drugs for respiratory and central nervous system disorders), and Eyetech (drugs for eye diseases) were top contributors over the last six and 12 months. Elan discovered multiple sclerosis drug Tysabri. The Food and Drug Administration approved the drug in an unprecedented manner because of significantly compelling clinical data. We believe it is a dimensionally different new medicine that will become a blockbuster commercial product. Sepracor received final approval for Lunesta, the first new sleep aid approved in over five years. Sepracor plans to launch the drug, which can be used to treat sleep induction and maintenance, in the first quarter of this year. Eyetech, in collaboration with its partner Pfizer, received FDA approval of its age-related macular degeneration drug, Macugen. After being our best first-half performer, ImClone Systems (therapeutic products for the treatment of cancer) was our biggest second-half laggard. Sales of its colorectal cancer drug, Erbitux, missed expectations after getting off to a strong start. The company also announced a filing delay for Erbitux's second indication in head and neck cancer.

We own several emerging pharmaceutical companies to reduce overall portfolio risk. We expect that the portfolio will continue its bias toward owning small- and medium-sized companies. In fact, the average market cap of our holdings is $22.4 billion versus $36.4 billion for the peer group.


INDUSTRY DIVERSIFICATION
-----------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/04             12/31/04
--------------------------------------------------------------------------------

Biotechnology                                         40.4%                46.1%

Services                                              20.8                 19.6

Pharmaceuticals                                       18.8                 19.4

Products and Devices                                  13.5                 10.8

Life Sciences                                          5.3                  4.1

Options                                               -1.6                 -1.7

Other and Reserves                                     2.8                  1.7
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Historical weightings reflect current industry/sector classifications.


We have been very selective in our large-cap pharmaceutical investments, and our exposure to the largest industry segment within the health care universe remains lower than our peer group. As a result, if these companies perform particularly well in 2005, and your portfolio does not make corresponding changes, it could hinder our ability to outperform our peers.

Currently, large-cap pharmaceutical companies trade at low valuations, reflective of the problems these companies are facing. Our holdings in the industry are focused on firms that we believe are most attractively valued and have the most secure earnings outlook. Wyeth remains a top 10 holding. We reduced our exposure to Pfizer, which was our second largest detractor over the last six months.

Services and Devices
In addition to the biotech industry, we are also optimistic about selected managed health care services companies such as Wellpoint and UnitedHealth Group, which were key contributors to our performance over the 6- and 12-month periods. While the market believes rising health care costs will squeeze margins, we think that as long as the increase in medical costs remains in line with historical norms, these companies will be able to keep profit margins at current levels. Under that premise, we believe the growth rate of these companies relative to their valuation remains attractive. We think UnitedHealth is a best-in-class company. As medical costs moderate, its margins should improve. Its network is also much stronger after recent acquisitions in the New England and mid-Atlantic regions. After a year of negotiations, Anthem completed its $16.5 billion acquisition of Wellpoint. The new company is using the Wellpoint name. We believe that the merger gives Wellpoint an opportunity to rival UnitedHealth for best in class in the managed care industry.

While medical device companies do not make pills or injectable medicines, they do produce innovative solutions for important medical problems, thereby allowing us to diversify the portfolio's holdings beyond the biotech and pharmaceutical industries. Wound-management care company Kinetic Concepts went public earlier this year and added significant value to portfolio returns. In our opinion, Kinetic has the ability to generate rapid earnings growth through its new approach to treating wounds. On the other hand, Boston Scientific was a significant detractor, falling on concerns related to its Taxus stent.

OUTLOOK

We continue to seek the strongest companies in each of the four main areas of health care--the pharmaceutical, biotechnology, services, and medical devices industries. Each industry offers attractive growth opportunities for well-managed companies, and we feel the portfolio is appropriately positioned to capture that growth. Additionally, we remain attracted to therapeutic companies leveraged to novel products for unmet medical needs. While large-cap companies (both pharmaceuticals and biotechs) may face significant challenges, many smaller biotechnology firms can be transformed if they are able to gain approval for a product that wins significant market share. Positive news flow often drives the shares of such companies, and it has been estimated that over 50% of 2005 product launches will be from biotechs, providing plenty of opportunity for good news. As long as society continues to desire new medicines and therapies to soften the impact of disease, we believe health care remains an area of tremendous growth for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,


Kris H. Jenner
President of the portfolio and chairman of its Investment
Advisory Committee

January 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

RISKS OF GROWTH INVESTING
--------------------------------------------------------------------------------

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES INVESTING
--------------------------------------------------------------------------------

Portfolios that invest only in specific industries will experience greater volatility than portfolios investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY
--------------------------------------------------------------------------------

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's weight in the index proportionate to its market value.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                                Percent of
                                                                Net Assets
                                                                  12/31/04
--------------------------------------------------------------------------------

UnitedHealth Group                                                     6.6%

WellPoint                                                              5.9

Gilead Sciences                                                        5.5

Amgen                                                                  3.6

Cephalon                                                               3.1

ImClone Systems                                                        3.0

Elan                                                                   2.7

Biogen Idec                                                            2.6

Wyeth                                                                  2.3

Medicines Company                                                      2.1

Sepracor                                                               2.0

Neurocrine Biosciences                                                 1.7

OSI Pharmaceuticals                                                    1.6

MGI Pharma                                                             1.6

Eyetech Pharmaceuticals                                                1.6

Genentech                                                              1.5

Invitrogen                                                             1.3

Kinetic Concepts                                                       1.3

Alkermes                                                               1.2

Guidant                                                                1.2

Pfizer                                                                 1.1

Johnson & Johnson                                                      1.1

Symyx Technologies                                                     1.0

Eli Lilly                                                              1.0

Forest Laboratories                                                    1.0
--------------------------------------------------------------------------------
Total                                                                 57.6%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Prime Reserve Fund.

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE
--------------------------------------------------------------------------------

6 Months Ended 12/31/04

BEST CONTRIBUTORS
--------------------------------------------------------------------------------

UnitedHealth Group                                                    20(cents)

WellPoint                                                             11

Elan                                                                   6

Kinetic Concepts                                                       5

Amgen                                                                  5

Eyetech Pharmaceuticals                                                4

Wyeth                                                                  4

Guidant                                                                3

Gilead Sciences                                                        3

Sepracor                                                               3
--------------------------------------------------------------------------------
Total                                                                 64(cents)
--------------------------------------------------------------------------------

12 Months Ended 12/31/04

BEST CONTRIBUTORS
--------------------------------------------------------------------------------

UnitedHealth Group                                                    24(cents)

WellPoint                                                             21

Biogen Idec                                                           10

Gilead Sciences                                                        9

Elan*                                                                  9

Kinetic Concepts*                                                      7

Sepracor*                                                              5

Aspect Medical Systems                                                 5

Eyetech Pharmaceuticals*                                               4

ImClone Systems                                                        4
--------------------------------------------------------------------------------
Total                                                                 98(cents)
--------------------------------------------------------------------------------

WORST CONTRIBUTORS
--------------------------------------------------------------------------------

ImClone Systems                                                       -20(cents)

Pfizer                                                                -6

Omnicare                                                              -5

ONYX Pharmaceuticals                                                  -3

Forest Laboratories                                                   -3

Eli Lilly                                                             -2

Teva Pharmaceuticals                                                  -2

Boston Scientific                                                     -2

Smith & Nephew**                                                      -1

IVAX                                                                  -1
--------------------------------------------------------------------------------
Total                                                                 -45(cents)
--------------------------------------------------------------------------------

WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Pfizer                                                                -6(cents)

NPS Pharmaceuticals                                                   -4

Omnicare                                                              -4

Wilson Greatbatch Technologies                                        -3

Forest Laboratories                                                   -3

Watson Pharmaceuticals**                                              -3

Eli Lilly                                                             -2

Trimeris                                                              -2

STAAR                                                                 -2

ICOS                                                                  -1
--------------------------------------------------------------------------------
Total                                                                 -30(cents)
--------------------------------------------------------------------------------

* Position added

**Position eliminated

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------


                                                                 As of 12/31/04

Health Sciences Portfolio                                              $10,340

S&P 500 Stock Index                                                    $ 9,794

Lipper Health/Biotechnology Funds Index                                $ 9,637


                                  Health           S&P 500       Lipper Health/
                                  Sciences           Stock        Biotechnology
                                  Portfolio          Index          Funds Index


12/29/00                         $   10,000     $   10,000         $     10,000

12/01                                 9,120          8,811                8,954

12/02                                 6,560          6,864                6,607

12/03                                 8,940          8,833                8,624

12/04                                10,340          9,794                9,637



Note: Performance for II class shares will vary due to the differing fee structure. See returns table below.


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

                                                     Since            Inception
Periods Ended 12/31/04            1 Year         Inception                 Date
--------------------------------------------------------------------------------

Health Sciences Portfolio         15.66%              0.84%            12/29/00

S&P 500 Stock Index               10.88              -0.52

Lipper Health/Biotechnology
Funds Index                       11.74              -0.92
--------------------------------------------------------------------------------
Health Sciences Portfolio-II      15.39              10.00              4/30/02

S&P 500 Stock Index               10.88               6.39

Lipper Health/Biotechnology
Funds Index                       11.74               7.48
--------------------------------------------------------------------------------

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304.

This table shows how each class would have performed if its actual (or cumulative) returns for the periods shown were earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

                                                                       Expenses
                                  Beginning         Ending          Paid During
                                  Account          Account              Period*
                                  Value              Value            7/1/04 to
                                  7/1/04          12/31/04             12/31/04
--------------------------------------------------------------------------------

Health Sciences Class

Actual                           $ 1,000.00     $ 1,042.30           $     4.88

Hypothetical
(assumes 5% return
before expenses)                  1,000.00        1,020.36                 4.82
--------------------------------------------------------------------------------

Health Sciences-II Class
Actual                            1,000.00        1,040.50                 6.15

Hypothetical
(assumes 5% return
before expenses)                  1,000.00        1,019.10                 6.09
--------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half year period. The annualized expense ratio of the Health Sciences Class was 0.95%; the Health Sciences-II Class was 1.20%.

Financial Highlights
T. Rowe Price Health Sciences Portfolio



                                 For a share outstanding throughout each period
                        --------------------------------------------------------

Health Sciences Class

                           Year                                        12/29/00
                          Ended                                         Through
                       12/31/04        12/31/03        12/31/02        12/31/01

NET ASSET VALUE

Beginning
of period           $      8.94     $      6.56     $      9.12     $     10.00

Investment activities

  Net investment
  income (loss)           (0.05)          (0.05)          (0.04)          (0.03)

  Net realized
  and unrealized
  gain (loss)              1.45            2.43           (2.52)          (0.85)

  Total from
  investment
  activities               1.40            2.38           (2.56)          (0.88)

NET ASSET VALUE
End of period       $     10.34     $      8.94     $      6.56     $      9.12
                    ------------------------------------------------------------

Ratios/Supplemental Data

Total return^             15.66%          36.28%         (28.07)%        (8.75)%

Ratio of total
expenses to average
net assets                 0.95%           0.95%            0.95%          0.95%

Ratio of net
investment income
(loss) to average
net assets               (0.60)%         (0.57)%          (0.55)%        (0.42)%

Portfolio
turnover rate              49.3%           68.2%            62.2%          81.1%

Net assets,
end of period
(in thousands)       $     6,513     $     4,365      $     3,564    $     4,671


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Health Sciences Portfolio


                              For a share outstanding throughout each period
                            --------------------------------------------------
Health Sciences-II Class

                                          Year                       4/30/02
                                         Ended                       Through
                                      12/31/04       12/31/03       12/31/02


NET ASSET VALUE

Beginning of period               $       8.90   $       6.55   $       7.96

Investment activities

  Net investment
  income (loss)                          (0.02)         (0.06)         (0.03)

  Net realized
  and unrealized
  gain (loss)                             1.39           2.41          (1.38)

  Total from
  investment
  activities                              1.37           2.35          (1.41)

NET ASSET VALUE

End of period                     $      10.27   $       8.90   $       6.55
                                  ----------------------------------------------
Ratios/Supplemental Data

Total return^                            15.39%         35.88%        (17.71)%

Ratio of total
expenses to
average net assets                        1.20%          1.20%          1.20%+

Ratio of net
investment income
(loss) to average
net assets                               (0.85)%        (0.82)%        (0.75)%+

Portfolio
turnover rate                             49.3%          68.2%          62.2%

Net assets,
end of period                      $      1,323    $       112    $        82
(in thousands)



^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Health Sciences Portfolio
December 31, 2004

                                              Shares/$ Par                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  100.0%

BIOTECHNOLOGY  46.1%

Other Biotechnology  8.5%

Alexion Pharmaceutical *                             2,020                   51

Amylin Pharmaceuticals *^                            1,490                   35

BioCryst Pharmaceuticals *                           2,900                   17

Cubist Pharmaceuticals *                             5,900                   70

Cytogen *                                            1,300                   15

Cytokinetics *                                         300                    3

deCode Genetics *                                    3,000                   23

Discovery Laboratories *                             1,000                    8

Diversa *                                              600                    5

Dyax *                                                 600                    4

Dynavax Technologies *                                 300                    2

Encysive Pharmaceuticals *                           4,100                   41

Exelixis *                                           4,600                   44

Idenix Pharmaceuticals *                             2,100                   36

Incyte Genomics *                                    1,600                   16

Inspire Pharmaceuticals *                            1,500                   25

Keryx Biopharmaceuticals *                           1,500                   17

Ligand Pharmaceuticals, Class B *                      600                    7

Myogen *                                             1,100                    9

Myogen, Warrants, 9/29/09 *+!                          100                    0

Myriad Genetics *                                    2,200                   50

Nektar Therapeutics *^                               1,600                   32

NeoRx *                                              1,000                    2

ONYX Pharmaceuticals *^                              1,000                   32

Pharmion *^                                            300                   13

Rigel Pharmaceuticals *                              1,300                   32

Theravance *                                         1,400                   25

Vicuron Pharmaceuticals *                              800                   14

Vion Pharmaceuticals *                               5,600                   26

ViroLogic *                                            400                    1

ViroPharma *                                           900                    3

XOMA *                                               2,300                    6

                                                                            664


Major- Biotechnology  37.6%

Abgenix *                                            4,650                   48

Alkermes *^                                          6,770                   95

Amgen *^                                             4,430                  284

Array BioPharma *                                      500                    5

Atherogenics *^                                      1,700                   40

Biogen Idec *^                                       3,108                  207

Celgene *                                            1,100                   29

Cephalon *^                                          4,830                  246


Chiron *                                               100                    3

CV Therapeutics *^                                   2,000                   46

Eyetech Pharmaceuticals *^                           2,700                  123

Genentech *^                                         2,220                  121

Gilead Sciences *^                                  12,220                  428

Human Genome Sciences *                              3,080                   37

ICOS *                                                 100                    3

ImClone Systems *^                                   5,020                  231

Kosan Biosciences *                                    700                    5

Martek Biosciences *^                                  900                   46

Medicines Company *^                                 5,660                  163

MedImmune *^                                         2,710                   74

Millennium Pharmaceuticals *                         1,400                   17

Nabi *^                                              1,200                   18

Neurocrine Biosciences *^                            2,761                  136

NPS Pharmaceuticals *                                3,300                   60

OSI Pharmaceuticals *^                               1,700                  127

Protein Design Labs *^                               3,200                   66

Sepracor *^                                          2,600                  154

Transkaryotic Therapies *                            1,120                   29

Trimeris *                                           4,400                   62

United Therapeutics *^                                 300                   14

Vertex Pharmaceuticals *                             3,300                   35

                                                                          2,952

Total Biotechnology                                                       3,616


LIFE SCIENCES  4.1%

Life Sciences  4.1%

Fisher Scientific *                                    200                   13

Gen-Probe *^                                         1,400                   63

Immucor *                                              600                   14

Invitrogen *^                                        1,500                  101

OraSure Technologies *                               1,300                    9

Serologicals *                                       1,100                   24

Symyx Technologies *                                 2,700                   81

Waters Corporation *                                   300                   14

Total Life Sciences                                                         319


PHARMACEUTICALS  19.4%

International Pharmaceuticals  1.1%

Schering (EUR)                                         200                   15

Schwarz Pharma AG (EUR)                                700                   32

Solvay (EUR)                                           200                   22

UCB (EUR)                                              400                   20

Major- Pharmaceutical  18.3%

Able Laboratories *                                  2,100                   48

Alcon                                                  490                   39

Allergan ^                                             450                   36

Andrx *                                              3,000                   65

Biocon, 144A (INR)                                     400                    5

Elan ADR *^                                          7,900                  215

Eli Lilly ^                                          1,400                   79

Forest Laboratories *^                               1,700                   76

GlaxoSmithKline (GBP)                                  300                    7

Indevus Pharmaceuticals *                            1,800                   11

IVAX *^                                              3,100                   49

Johnson & Johnson                                    1,380                   88

Medicis Pharmaceutical, Class A                        100                    4

MGI Pharma *^                                        4,500                  126

Novartis ADR                                           300                   15

Noven Pharmaceuticals *                                800                   14

Novo Nordisk, Series B (DKK)                           100                    5

Penwest Pharmaceuticals *                              600                    7

Pfizer ^                                             3,328                   89

Salix Pharmaceuticals *                                100                    2

Sanofi-Aventis (EUR)                                   550                   44

Schering-Plough                                      2,015                   42

Shire Pharmaceuticals ADR                              600                   19

Taro Pharmaceuticals *                                 400                   14

Teva Pharmaceutical ADR                              1,000                   30

Valeant Pharmaceuticals                              2,300                   61

Wyeth ^                                              4,154                  177

Yamanouchi Pharmaceutical (JPY)                      1,700                   66

                                                                          1,433

Total Pharmaceuticals                                                     1,522


PRODUCTS & DEVICES  10.8%

Implants  9.3%

Angiotech Pharmaceuticals *                          1,300                   24

Aspect Medical Systems *                             2,500                   61

Baxter International ^                                 300                   10

Biomet                                                 600                   26

BioSphere Medical *                                  3,200                   13

Boston Scientific *                                    320                   11

C R Bard                                               380                   24

Conor Medsystems *                                     500                    7

CryoLife *                                           2,600                   18

Edwards Lifesciences *^                                600                   25

Endologix *                                          2,100                   14

EPIX Pharmaceuticals *                                 600                   11

Fischer Imaging *                                    2,800                   11

Guidant ^                                            1,300                   94

Integra LifeSciences *                                 300                   11

Kinetic Concepts *                                   1,300                   99

Medtronic ^                                            900                   45

Regeneration Technologies *                          2,500                   26

St. Jude Medical *^                                  1,300                   55

STAAR *                                              1,600                   10

Stryker ^                                            1,200                   58

Symmetry Medical *                                     400                    8

Wilson Greatbatch Technologies *                       900                   20

Zimmer Holdings *^                                     530                   43

                                                                            724


Other Products & Devices  1.5%

Bausch & Lomb ^                                        300                   19

Cooper Companies ^                                     300                   21

Dade Behring Holdings *^                             1,000                   56

ResMed *                                               100                    5

Select Comfort *                                       500                    9

Varian Medical Systems *                               200                    9

                                                                            119

Total Products & Devices                                                    843


SERVICES  19.6%

Distribution  3.0%

AmerisourceBergen ^                                    940                   55

Cardinal Health ^                                      700                   41

Caremark RX *                                          167                    7

Henry Schein *^                                        100                    7

NeighborCare *                                       1,300                   40

Omnicare ^                                           1,570                   54

Patterson Companies *^                                 700                   30

                                                                            234


Other Services  0.7%

HealthSouth *                                        1,500                   10

INAMED *                                               100                    6

LabOne *                                             1,000                   32

United Surgical Partners

    International *                                    100                    4

                                                                             52


Payors  12.8%

Coventry Health Care *^                                400                   21

UnitedHealth Group ^                                 5,900                  520



WellPoint *^                                         4,000                  460

                                                                          1,001

Providers  3.1%

Community Health System *^                           2,300                   64

HCA ^                                                  760                   31

Manor Care                                           1,300                   46

Sunrise Senior Living *^                             1,600                   74

Symbion *                                              400                    9

Triad Hospitals *^                                     600                   22

                                                                            246

Total Services                                                            1,533

Total Common Stocks (Cost $6,242)                                         7,833


CORPORATE BONDS  0.5%

Morgan Stanley, 144A

    6.00%, 6/1/05                                    1,000                   37

Total Corporate Bonds (Cost $ 43)                                            37


OPTIONS PURCHASED  0.0%

Sepracor, Call, 1/22/05 @ $50.00 *                     100                    1

Total Options Purchased (Cost $1)                                             1


OPTIONS WRITTEN  (1.7%)

Abbott Labs

    Put, 1/21/06 @ $50.00 *                           (100)                  (1)

Accredo Health

    Put, 1/21/06 @ $30.00 *                           (100)                   0

Alkermes, Call, 5/21/05 @ $15.00 *                    (300)                   0

Allergan, Call, 1/22/05 @ $80.00 *                    (300)                  (1)

AmerisourceBergen

Call

    2/19/05 @ $55.00 *                                (300)                  (2)

    5/21/05 @ $60.00 *                                (400)                  (1)

Amgen

Call

    1/22/05 @ $60.00 *                              (1,700)                  (8)

    4/16/05 @ $60.00 *                                (700)                  (4)

    Put, 4/16/05 @ $60.00 *                           (300)                   0

Amylin Pharmaceuticals

Call

    1/22/05 @ $22.50 *                                (100)                   0

    1/21/06 @ $25.00 *                                (500)                  (2)

Atherogenics

Call

    1/22/05 @ $30.00 *                                (400)                   0

    7/16/05 @ $30.00 *                                (400)                  (1)

    Put, 1/22/05 @ $35.00 *                           (100)                  (1)

Bausch & Lomb

    Put, 1/21/06 @ $65.00 *                           (200)                  (1)

Baxter International

  Put, 1/21/06 @ $35.00 *                             (200)                  (1)

Biogen Idec

Call

    1/22/05 @ $65.00 *                                (100)                   0

    4/16/05 @ $65.00 *                                (300)                  (2)

    4/16/05 @ $70.00 *                                (100)                   0

    Put, 1/21/06 @ $60.00 *                           (100)                  (1)

Cardinal Health

Call

    1/22/05 @ $50.00 *                                (200)                  (2)

    3/19/05 @ $50.00 *                                (400)                  (3)

Cephalon

Put

    1/22/05 @ $50.00 *                                (100)                   0

    1/22/05 @ $55.00 *                                (100)                  (1)

Community Health System

Put

    3/19/05 @ $30.00 *                                (200)                  (1)

    6/18/05 @ $30.00 *                                (100)                   0

Cooper Companies

    Call, 5/21/05 @ $75.00 *                          (200)                  (1)

Coventry Health Care

    Put, 1/21/06 @ $50.00 *                           (200)                  (1)

CV Therapeutics

Put

    1/21/06 @ $15.00 *                                (200)                  (1)

    1/21/06 @ $20.00 *                                (300)                  (1)

Dade Behring Holdings

    Put, 2/19/05 @ 60.00 *                            (300)                  (1)

Edwards Lifesciences

    Call, 5/21/05 @ $45.00 *                          (100)                   0

Elan

Call

    1/22/05 @ $30.00 *                                (600)                   0

    4/16/05 @ $30.00 *                                (600)                  (1)

    4/16/05 @ $35.00 *                                (600)                  (1)

Put

    4/16/05 @ $25.00 *                                (300)                  (1)

    1/21/06 @ $25.00 *                                (400)                  (2)

    1/21/06 @ $30.00 *                                (500)                  (3)

Eli Lilly

Call

    1/22/05 @ $60.00 *                                (400)                   0

    4/16/05 @ $60.00 *                                (600)                  (1)

Eyetech Pharmaceuticals

    Call, 3/19/05 @ $50.00 *                          (400)                  (1)

Put

    3/19/05 @ $40.00 *                                (300)                   0


    3/19/05 @ $50.00 *                                (100)                  (1)


    6/18/05 @ $40.00 *                                (100)                   0


    6/18/05 @ $45.00 *                                (200)                  (1)

Forest Laboratories

Call

    5/21/05 @ $40.00 *                                (300)                  (2)


    5/21/05 @ $50.00 *                                (900)                  (3)

Gen-Probe

    Call, 2/19/05 @ $45.00 *                          (100)                   0

Put

    2/19/05 @ $45.00 *                                (100)                   0

    5/21/05 @ $45.00 *                                (100)                  (1)

Genentech

Call

    1/22/05 @ $52.50 *                                (600)                  (2)

    3/19/05 @ $55.00 *                                (100)                   0

    6/18/05 @ $60.00 *                                (600)                  (2)

    Put, 1/22/05 @ $55.00 *                           (100)                   0

Gilead Sciences

Call

    1/22/05 @ $35.00 *                                (600)                  (1)

    1/22/05 @ $37.50 *                                (300)                   0

Guidant

    Call, 7/16/05 @ $75.00 *                          (100)                   0

    Put, 7/16/05 @ $75.00 *                           (100)                   0

HCA, Call, 1/22/05 @ $40.00 *                         (400)                   0

Henry Schein

    Put, 1/21/06 @ $60.00 *                           (100)                   0

ImClone Systems

Call

    5/25/05 @ $50.00 *                                (900)                  (4)

    2/19/05 @ $45.00 *                                (400)                  (2)

    2/19/05 @ $50.00 *                                (600)                  (1)

    5/21/05 @ $55.00 *                                (600)                  (1)

    5/21/05 @ $60.00 *                                (700)                  (1)

Invitrogen

Put

    5/21/05 @ $55.00 *                                (100)                   0

    1/21/06 @ $70.00 *                                (200)                  (2)

IVAX, Call, 6/18/05 @ $17.50 *                        (500)                  (1)

King Pharmaceuticals

    Put, 1/22/05 @ $25.00 *                           (200)                  (3)

Martek Biosciences

Call

    6/18/05 @ $50.00 *                                (300)                  (2)

    6/18/05 @ $55.00 *                                (200)                  (1)

Medicines Company

    Call, 4/16/05 @ $30.00 *                          (400)                  (1)

    Put, 4/16/05 @ $30.00 *                           (100)                   0

MedImmune

    Call, 6/18/05 @ $32.50 *                          (200)                   0

Medtronic

    Call, 5/21/05 @ $50.00 *                          (300)                  (1)

    Put, 5/21/05 @ $55.00 *                           (200)                  (1)

Merck, Put, 1/26/06 @ $30.00 *                        (200)                   0

MGI Pharma

    Call, 1/22/05 @ $30.00 *                          (400)                   0

Nabi, Call, 3/19/05 @ $15.00 *                        (500)                  (1)

Nektar Therapeutics

    Call, 5/21/05 @ $25.00 *                          (500)                  (1)

Neurocrine Biosciences

    Call, 8/20/05 @ $60.00 *                          (600)                  (1)

Omnicare, Call, 3/19/05 @ $25.00 *                    (300)                  (3)

ONYX Pharmaceuticals

Call

    1/22/05 @ $35.00 *                                (100)                   0

    2/19/05 @ $35.00 *                                (600)                  (1)

OSI Pharmaceuticals

Call

    4/16/05 @ $60.00 *                                (300)                  (5)

    4/16/05 @ $65.00 *                                (400)                  (5)

    7/16/05 @ $55.00 *                                (300)                  (7)

Patterson Companies

    Put, 7/16/05 @ $45.00 *                           (100)                   0

Pfizer

Call

    3/18/05 @ $30.00 *                              (1,000)                   0

    6/18/05 @ $30.00 *                                (600)                  (1)

    1/21/06 @ $30.00 *                                (600)                  (1)

    1/21/06 @ $32.50 *                                (300)                   0

Pharmion, Put, 2/19/05 @ $80.00 *                     (100)                  (1)

Protein Design Labs

Call

    2/19/05 @ $22.50 *                                (400)                   0

    5/21/05 @ $22.50 *                                (300)                  (1)

Sepracor

Call

    1/22/05 @ $55.00 *                                (200)                  (1)

    1/22/05 @ $60.00 *                                (300)                   0

    4/16/05 @ $65.00 *                                (600)                  (2)

Put

    4/16/05 @ $60.00 *                                (100)                   0

    7/16/05 @ $60.00 *                                (400)                  (3)

    1/21/06 @ $55.00 *                                (300)                  (2)

St. Jude Medical

    Put, 7/16/05 @ $40.00 *                           (200)                   0

Stryker

Put

    1/22/05 @ $50.00 *                                (200)                  (1)

    3/19/05 @ $50.00 *                                (100)                   0

Sunrise Senior Living

    Put, 7/16/05 @ $45.00 *                           (200)                  (1)

Triad Hospitals

    Put, 1/21/06 @ $40.00 *                           (200)                  (1)

United Therapeutics

    Call, 5/21/05 @ $50.00 *                          (300)                  (1)

UnitedHealth Group

    Call, 1/22/05 @ $70.00 *                          (100)                  (2)

    Put, 1/22/05 @ $80.00 *                           (100)                   0

WellPoint

Call

    1/22/05 @ $90.00 *                                (100)                  (2)

    3/19/05 @ $95.00 *                                (100)                  (2)

    6/18/05 @ $90.00 *                                (100)                  (3)

Put

    6/18/05 @ $90.00 *                                (100)                   0

    6/18/05 @ $105.00 *                               (100)                  (1)

Wyeth

Call

    4/16/05 @ $45.00 *                                (100)                   0

    7/16/05 @ $45.00 *                                (400)                  (1)

Zimmer Holdings

    Call, 6/18/05 @ $95.00 *                          (100)                   0

Total Options Written
(Cost $110)                                                                (133)


SHORT-TERM INVESTMENTS  1.6%

Money Market Fund  1.6%

T. Rowe Price Reserve Investment
    Fund, 2.28% #+                                 129,347                  129

Total Short-Term Investments
(Cost $129)                                                                 129

Total Investments in Securities

100.4% of Net Assets (Cost $6,305)                              $         7,867
                                                                ---------------



(1)     Denominated in U.S dollars unless otherwise noted

#       Seven-day yield

*       Non-income producing

^ All or a portion of this security is pledged to cover written call options at December 31, 2004

+       Affiliated company--See Note 4

! Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $42 and represents 0.5% of net assets

ADR     American Depository Receipts

DKK     Danish krone

EUR     Euro

GBP     British pound

INR     Indian rupee

JPY     Japanese yen

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
DECEMBER 31, 2004
--------------------------------------------------------------------------------

++Restricted Securities

Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $0 and represents 0.0% of net assets.


                                               Acquisition          Acquisition
Description                                           Date                 Cost
--------------------------------------------------------------------------------

Myogen, Warrants, 9/29/09                          9/29/04           $        0

Totals                                                               $        0
                                                                     ----------


The fund has registration rights for certain restricted securities held as of December 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Health Sciences Portfolio
(In thousands except shares and per amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $129)                              $    129

  Non-affiliated companies (cost $6,176)                           7,738

  Total investments in securities                                  7,867

Other assets                                                          14

Total assets                                                       7,881

Liabilities

Total liabilities                                                     45

NET ASSETS                                                      $  7,836
                                                                --------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $   (563)

Net unrealized gain (loss)                                         1,562

Paid-in-capital applicable to 758,663 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                 6,837

NET ASSETS                                                      $  7,836
                                                                --------


NET ASSET VALUE PER SHARE

Health Sciences Class
($6,512,810/629,856 shares outstanding)                         $  10.34
                                                                --------

Health Sciences-II Class
($1,323,366/128,807 shares outstanding)                         $  10.27
                                                                --------


The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
($ 000s)


                                                                    Year
                                                                   Ended
                                                                12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $     20

  Interest                                                             1

  Total income                                                        21

Expenses

  Investment management and administrative expense                    57

  Rule 12b-1 fees - Health Sciences-II Class                           1

  Total Expenses                                                      58

Net investment income (loss)                                         (37)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                         238

  Written options                                                    130

  Foreign currency transactions                                       (1)

  Net realized gain (loss)                                           367

Change in net unrealized gain (loss)

  Securities                                                         619

  Written options                                                    (41)

  Change in net unrealized gain (loss)                               578

Net realized and unrealized gain (loss)                              945

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $    908
                                                                --------


The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           (37)     $           (24)

  Net realized gain (loss)                             367                  (95)

  Change in net unrealized gain (loss)                 578                1,500

  Increase (decrease) in net
  assets from operations                               908                1,381

Capital share transactions *

  Shares sold

    Health Sciences class                            2,066                1,481

    Health Sciences-II                               1,272                 --

  Shares redeemed

    Health Sciences class                             (690)              (2,031)

    Health Sciences-II                                (197)                --

  Increase (decrease) in net assets from
  capital share transactions                         2,451                 (550)

Net Assets

Increase (decrease) during period                    3,359                  831

Beginning of period                                  4,477                3,646

End of period                              $         7,836      $         4,477
                                           -------------------------------------

(Including undistributed net
investment income of $0 at
12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold

    Health Sciences Class                              214                  189

    Health Sciences-II Class                           137                 --

  Shares redeemed

    Health Sciences Class                              (72)                (244)

    Health Sciences-II Class                           (21)                --

  Increase (decrease) in shares outstanding            258                  (55)


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
December 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Sciences Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks long-term capital appreciation. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Health Sciences Portfolio original share class (Health Sciences class), offered since December 29, 2000, and Health Sciences Portfolio-II (Health Sciences Portfolio-II class), offered since April 30, 2002. Health Sciences Portfolio-II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
Health Sciences-II Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options
Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended December 31, 2004, were as follows:

--------------------------------------------------------------------------------

                                                 Number of
                                                 Contracts             Premiums

Outstanding at beginning of period                     230      $        70,000

Written                                              1,313              417,000

Exercised                                              (36)             (16,000)

Expired                                                (57)             (10,000)

Closed                                              (1,084)            (351,000)

Outstanding at end of period                           366      $       110,000
                                                 -------------------------------


Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,513,000 and $2,938,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                   $     1,802,000

Unrealized depreciation                                         (251,000)

Net unrealized appreciation (depreciation)                      1,551,000

Capital loss carryforwards                                      (552,000)

Paid-in capital                                                 6,837,000

Net assets                                                $     7,836,000
                                                          ---------------


Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, $12,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2004. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended December 31, 2004, the fund utilized $375,000 of capital loss carryforwards. As of December 31, 2004, the fund had $415,000 of capital loss carryforwards that expire in 2010, and $137,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                             $ 37,000

Undistributed net realized gain                                    1,000

Paid-in capital                                                  (38,000)


At December 31, 2004, the cost of investments for federal income tax purposes was $6,316,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.95% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $10,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $2,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $129,000 and $105,000, respectively.

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Health Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1994

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1994

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.


Inside Directors
Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

John H. Laporte, CFA
(1945)
1994
[15]

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James S. Riepe
(1943)
1994
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Equity Series


* Each inside director serves until retirement, resignation, or election of a successor.

Officers
Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961)
Chief Compliance Officer, Equity Series

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Henry H. Hopkins (1942)
Vice President, Equity Series

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)
Executive Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Equity Series

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.


* Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Brian C. Rogers, CFA, CIC (1955)
President, Equity Series

Chief Investment Officer, Director, and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)
Assistant Vice President, Equity Series

Vice President, T. Rowe Price

Robert W. Smith (1961)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Michael F. Sola, CFA (1969)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

William J. Stromberg, CFA (1960)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Equity Series

Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Executive Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

R. Candler Young (1971)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.


* Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

 This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.


                              100 East Pratt Street
                               Baltimore, MD 21202

42411
TRP596 (02/05)                                                F309-050 12/31/04


              T. Rowe Price Investment Services, Inc., Distributor.


Item 2.   Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $9,059                $9,799
     Audit-Related Fees                       1,245                   608
     Tax Fees                                 2,457                 2,545
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005